John Hancock Funds

                         REGIONAL
                        BANK FUND

                     APRIL 30, 1998

                    SEMIANNUAL REPORT

TRUSTEES
Edward J. Boudreau, Jr.
Dennis S. Aronowitz
Richard P. Chapman, Jr.*
William J. Cosgrove
Douglas M. Costle
Leland O. Erdahl
Richard A. Farrell
Gail D. Fosler
William F. Glavin
Anne C. Hodsdon
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
Richard S. Scipione
Edward J. Spellman*
*Members of the Audit Committee

OFFICERS
Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President and Chief Operating Officer
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to third paragraph.]

CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

During the last decade, investors have become used to seeing stock market returns averaging 15% or so each year. In the past three years, the stock market has treated us to a record run, producing annual returns in excess of 20%.

After such a long and remarkable performance, many began this year wondering what the market would do for an encore in 1998. The answer so far has been more of the same. This achievement continues to bolster many investors' convictions that the market will produce these results forever, or, in the worst case, that market declines will always be short-lived. While the economy remains solid and the environment favorable, history and reason tell us it's a highly unlikely scenario.

This doesn't mean we know what the market will do next, or that it's riding for a fall. But after such a run, even in this "new era" of strong economic growth with low inflation, we believe it would be wise for investors to set more realistic expectations. As we've said before, markets do indeed move in two directions, even though we've seen "up" much more than "down" recently. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

In addition to adjusting, or at least re-examining, expectations, now could also be a good time to review with your investment professional how your assets are diversified, perhaps with an eye toward a more conservative approach. Stocks, especially with their outsized gains of the last three years, might have grown to represent a larger piece of your portfolio than you had originally intended, given your objectives, time horizon and risk level.

At John Hancock Funds, our goal is to help you reach your financial objectives and maintain wealth. One way we can do that is by helping you keep your feet on the ground as you pursue your dreams.

Sincerely,

/S/ EDWARD J. BOUDEAU

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER



[A 2 1/4" x 3 1/2" photo at bottom right of page of the fund portfolio management team. Caption reads "Fund management team members. Standing (l - r): Jay McKelvey, Tom Goggins and Tom Finucane. Sitting (l - r): Lisa Welch, Jim Schmidt and Patricia Ouimet."]

BY JAMES K. SCHMIDT, CFA, PORTFOLIO MANAGEMENT TEAM LEADER AND THOMAS FINUCANE AND THOMAS GOGGINS, PORTFOLIO MANAGERS

John Hancock
Regional Bank Fund

Bank stocks heat up with consolidation fever;
industry fundamentals are stellar

After some Asia-related weakness in late 1997, U.S. financial markets continued their exuberant ascent in 1998, fueled by the powerful combination of strong economic growth and low inflation. For the six months ended April 30, 1998, the Standard & Poor's 500 Stock Index, a commonly used gauge of the broader stock market, returned 22.49%, including reinvested dividends. As they have for the last several years, large-company stocks led the market's charge.

"The past six
months have
marked a
period of
frenzied
merger
activity..."

Banks and other financial stocks also performed well. Mirroring the broad market, the large superregional and money center bank stocks outperformed their smaller counterparts. For the six months ended April 30, 1998, John Hancock Regional Bank Fund's Class A and Class B shares posted very strong absolute total returns of 20.37% and 19.96%, respectively, at net asset value. That result was equal to the market's performance for all of 1997. Keep in mind that your net asset value return will be different from this performance if you were not invested in the Fund for the entire period and did not reinvest all distributions.

Because the Fund's emphasis is on regional and community banks, rather than on the larger banks that outperformed, our results were just behind the average financial services fund's return of 22.51%, according to Lipper Analytical Services, Inc.1 Longer-term performance information can be found on pages seven and eight.

[Chart at the top of left hand column with the heading "Top Five Common Stock Holdings". The chart lists five holdings: 1.) First Union Corp. 3.8%; 2.) NationsBank Corp 2.9%; 3.) Summit Bancorp 2.6%; 4.) National City Corp. 2.4% and 5.) U.S. Bancorp 2.3%. A note below the chart reads "As a percentage of net assets at April 30, 1998".]

Performance review

The single most important factor contributing to the financial sector's success is the ideal macroeconomic environment. A string of mergers involving banks of all size levels, and healthy earnings reports also helped our cause. But these two positives were made even more robust by the moderate, sustainable growth, low inflation and stable interest rates this country has experienced over the last few years. As long as these economic conditions exist, we believe the bank and thrift sector will continue to deliver the bottom line results and the consolidation wave will roll on.

"...earnings
in 1998
have generally
equaled or
surpassed
expectations."

Consolidation results in mega-banks

The past six months have marked a period of frenzied merger activity in the bank world. The highlight of late 1997 was the First Union-CoreStates blockbuster, a $17 billion transaction. However, 1998's merger activity has already overshadowed that. April 13 became the most dramatic date in the annals of bank consolidation as two mega-deals were announced. The proposed merger of NationsBank and BankAmerica would create by far the largest bank in the United States. Despite having coast-to-coast span and a multiple of any other bank's market share, the "new" BankAmerica still falls short of being a national banking institution. It will still fail to cover 28 states and will have no presence at all in populous states such as New York, Ohio and Michigan. The "other" merger of April 13, which would have dominated banking news on any other day, was between Banc One and First Chicago. This deal will create a banking company with approximately $240 billion in assets that will rank as the nation's sixth largest.

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Zions Bancorp. followed by an up arrow with the phrase "Rocky Mountain powerhouse quietly building up in California". The second listing is First Virginia Banks followed by an arrow pointing to the left and right and the phrase "Two quarters of sluggish revenues disappoint market". The third listing is Union Planters Corp. followed by a down arrow and the phrase "Market votes against aggressive acquisition strategy". A note below the table reads "See "Schedule of Investments." Investment holdings are subject to change."]

These deals, coupled with the merger of Citicorp and Travelers into Citigroup that was announced a week earlier, substantially increase the pressure for industry consolidation. The U.S. banking system is on a path to more closely resemble those of other developed economies, where a handful of institutions control most of the assets.

The asset size needed to join the surviving class of mega-banks keeps being raised, and in this sense the pressure is increased on remaining large banks to gain scale. Banks in the $30 billion to $80 billion range are no longer too big to be acquisition targets. We think that the "mortality rate" through mergers will be highest among banks in this size category. Importantly, the April mega-mergers resulted in no earnings dilution to any of the banks involved and had neutral or positive impacts on their stocks. Thus, we think the market will not discourage similar transactions.

[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the six months ended April 30, 1998". The chart is scaled in increments of 5% with 25% at the top and 0% at the bottom. The first bar represents the 20.37% total return for John Hancock Regional Bank Fund Class A. The second bar represents the 19.96% total return for John Hancock Regional Bank Fund Class B and the third bar represents the 22.51% total return for the average financial services fund.
A note below the chart reads "Total returns for John Hancock Regional Bank Fund are at net asset value with all distributions reinvested. The average financial services fund is tracked by Lipper Analytical Services, Inc. (1). See pages seven and eight for historical performance information."]

At the same time, there will also continue to be several thousand community banks, many of which will continue to thrive and find their opportunities are actually enhanced by the large bank mergers.

A byproduct of the Citigroup merger, in our view, is increased likelihood that Congress will enact financial services reform legislation. The bill under consideration will create financial services holding companies that could own commercial banks, securities brokers and insurance underwriters. We think that this change will prove to be more beneficial to other financial companies than to banks, which is why the banking industry has not supported the legislation.

Fund mergers

In 1997, the Fund witnessed a record 42 of its holdings announce mergers; in 1998 the merger tally stands at 14. These deals were dispersed across banks of all sizes. We expect numerous additional transactions in the coming months. We have observed often in the past that mergers beget mergers and a few landmark deals give other managements the incentive to negotiate like transactions. The timing of such mergers is likely to be affected by the need to revamp computer systems to be capable of properly recognizing and processing dates when the new century arrives on January 1, 2000 (the "Y2K" problem). For the next six months, activity could increase as institutions scrambling to meet their Y2K deadlines will be induced to strike deals now and avoid the problem totally. Subsequently, in early 1999, we could witness a brief hiatus in mergers because systems would have to be combined perilously close to the magic date.

"...regional
banks
continue to
represent
atractive
values..."

Earnings on track; valuations good

Following an enormously fruitful 1997, earnings in 1998 have generally equaled or surpassed expectations. The ideal economic conditions have enabled our companies to report 12% year-over-year earnings growth in the first quarter of 1998. Across the gamut of banks and thrifts, loan quality is very good, margins generally remain stable, expense controls have been excellent and stock repurchases continue to counter capital build-up. Decreasing levels of write-offs and delinquent loans have lessened earlier worries about consumer credit quality. In addition, the Asian economic swoon and gyrating U.S. long-term interest rates have had little effect on the broad underlying strength of the domestic economy. Thus, both loan demand and credit trends continue to maintain a positive balance between quantity and quality. Given our outlook for continued cooperation on the macro-economic front, we believe the average bank firm can show 10% plus earnings increases over 1997.

In retrospect, merger speculation caused some of our favorite regional bank stocks, such as Fund holdings Union Planters Corp., Mercantile Bancorp. and Summit Bancorp., to become overvalued at the end of 1997. These stock prices have since declined from their year-end level and are once again reasonably priced. Indeed, bank stocks have become less expensive than they were compared to the overall market. As a group, their price-earnings multiple relative to the overall market declined from 80% at the end of 1997 to the current level of 73%. That means bank stocks are 27% percent cheaper than the market as a whole. We believe that regional banks continue to represent attractive values, offering predictable, consistent earnings streams and ongoing consolidation potential for less than the price of the market's average stock.

"...the seven-
year-old U.S.
economic
expansion
still has
legs..."

Fund activity and outlook

Overall, the Fund's investment focus has not wavered in 13 years. We seek capital appreciation by holding a portfolio of regional bank and thrift stocks that have healthy fundamentals and may stand in the path of consolidation. Currently, we see no need to overweight any specific geographic regions, because, with the exception of Hawaii, every state is enjoying steady growth. In picking stocks, we have focused lately on what we term the "big uglies," such as Fleet Financial Group, KeyCorp. and PNC Bank. Although slightly larger in market capitalization than our traditional favorites, these banks were attractive values in the last six months due to either market mistrust of their acquisition strategies or fundamental company challenges on the revenue front, or to a combination of the two. These banks are also in the "high-mortality" size category that we mentioned earlier.

Our outlook for bank stocks and the economy in general remains upbeat. As long as the current backdrop of solid economic growth, low interest rates and tame inflation remains, we believe the seven-year-old U.S. economic expansion still has legs and can go well into 1998 without producing inflationary side effects. This positive macro-economic picture, combined with continued bank mergers and a favorable regulatory environment, keeps us encouraged about the prospects for bank and thrift stocks.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

Sector investing is subject to different, and sometimes greater, risks than the market as a whole.

1 Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Regional Bank Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Prior to August 1992, different sales charges were in effect for Class A shares and are not reflected in the performance data. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus for risks associated with industry segment investing before you invest or send money.

CLASS A

For the period ended March 31, 1998
                                                     SINCE
                                ONE       FIVE     INCEPTION
                                YEAR      YEARS     (1/3/92)
                             ---------  ---------  ---------
Cumulative Total Returns       48.46%    220.28%    437.59%
Average Annual Total Returns   48.46%     26.21%     30.93%

CLASS B
For the period ended March 31, 1998
                                                     SINCE
                                ONE       FIVE     INCEPTION
                                YEAR      YEARS     (1/3/92)
                             ---------  ---------  ---------
Cumulative Total Returns       50.19%    223.81%    821.60%
Average Annual Total Returns   50.19%     26.49%     24.87%

WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Regional Bank Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. Past performance is not indicative of future results.

[Line chart with the heading Regional Bank Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Regional Bank Fund, before sales charge, and is equal to $57,241 as of April 30, 1998. The second line represents the value of the hypothetical $10,000 investment made in the Regional Bank Fund on January 3, 1992, after sales charge, and is equal to $54,379 as of April 30, 1998. The third line represents the Standard & Poor's 500 Stock Index and is equal to $31,732 as of April 30, 1998. ]

[Line chart with the heading Regional Bank Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the Regional Bank Fund, before sales charge, and is equal to $112,792 as of April 30, 1998. The second line represents the value of the hypothetical $10,000 investment made in the Standard & Poor's 500 Stock Index and is equal to $59,608 as of April 30, 1998. The footnote reads "* No contingent deferred sales charge applicable."]



FINANCIAL STATEMENTS


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April
30, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
April 30, 1998 (Unaudited)
------------------------------------------------------------------------------------------
Assets:
Investments at value - Note C:
Common stocks, warrants, preferred stocks and other
Unaffiliated issuers (cost - $2,971,739,313)                                $6,618,936,201
Affiliated issuers - Note D (cost - $143,880,644)                              289,997,376
Bonds (cost - $8,486,199)                                                        9,211,279
Joint repurchase agreement (cost - $519,610,000)                               519,610,000
Short-term notes (cost - $330,146,191)                                         329,928,395
Corporate savings account                                                        1,529,728
                                                                            --------------
                                                                             7,769,212,979
Receivable for investments sold                                                  3,015,857
Receivable for shares sold                                                       4,129,212
Dividends receivable                                                            10,985,840
Interest receivable                                                              5,207,707
Foreign tax receivable                                                               2,430
Other assets                                                                        58,978
                                                                            --------------
Total Assets                                                                 7,792,613,003
------------------------------------------------------------------------------------------
Liabilities:
Payable for investments purchased                                               33,155,132
Payable for shares repurchased                                                   6,487,872
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                                          6,466,291
Accounts payable and accrued expenses                                              238,051
                                                                            --------------
Total Liabilities                                                               46,347,346
------------------------------------------------------------------------------------------
Net Assets:
Capital paid-in                                                              3,858,204,551
Accumulated net realized gain on investments and
foreign currency transactions                                                   86,275,232
Net unrealized appreciation of investments and
foreign currency transactions                                                3,793,826,980
Undistributed net investment income                                              7,958,894
                                                                            --------------
Net Assets                                                                  $7,746,265,657
==========================================================================================
Net Asset Value Per Share:
(Based on net assets and shares of beneficial
interest outstanding - unlimited number of shares
authorized with no par value, respectively)
Class A - $1,927,955,423 / 33,290,301                                               $57.91
==========================================================================================
Class B - $5,818,310,234 / 101,006,233                                              $57.60
==========================================================================================
Maximum Offering Price Per Share*
Class A - ($57.91 x 105.26%)                                                        $60.96
==========================================================================================
* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements.




The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended April 30, 1998 (Unaudited)
------------------------------------------------------------------------------------------
Investment Income:
Dividends (including $2,418,707 received from
affiliated issuers and net of foreign withholding
taxes of $17,749 )                                                             $64,001,439
Interest                                                                        24,397,455
                                                                             -------------
                                                                                88,398,894
                                                                             -------------
Expenses:
Investment management fee - Note B                                              26,847,095
Distribution and service fee - Note B
Class A                                                                          2,670,981
Class B                                                                         25,765,232
Transfer agent fee - Note B                                                      5,226,570
Financial services fee - Note B                                                    629,597
Custodian fee                                                                      417,668
Trustees' fees                                                                     198,315
Registration and filing fees                                                       164,650
Printing                                                                           121,434
Miscellaneous                                                                       95,488
Legal fees                                                                          34,423
Auditing fee                                                                        17,852
                                                                             -------------
Total Expenses                                                                  62,189,305
------------------------------------------------------------------------------------------
Net Investment Income                                                           26,209,589
------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:
Net realized gain on investments sold
(including $915,647 gain on sales of
investments in affiliated issuers)                                              86,819,563
Net realized loss on foreign currency transactions                                    (124)
Change in net unrealized appreciation/depreciation
of investments                                                               1,184,048,311
Change in net unrealized appreciation/depreciation
of foreign currency transactions                                                       (45)
                                                                             -------------
Net Realized and Unrealized
Gain on Investments and
Foreign Currency Transactions                                                1,270,867,705
------------------------------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                                   $1,297,077,294
==========================================================================================

See notes to financial statements.





Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------

                                                                                               SIX MONTHS ENDED
                                                                             YEAR ENDED         APRIL 30, 1998
                                                                          OCTOBER 31, 1997        (UNAUDITED)
                                                                          ----------------     ----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                          $52,301,693          $26,209,589
Net realized gain on investments sold and foreign currency transactions         59,106,829           86,819,439
Change in net unrealized appreciation/depreciation of
investments and foreign currency transactions                                1,780,828,190        1,184,048,266
                                                                           ---------------       --------------
Net Increase in Net Assets Resulting from Operations                         1,892,236,712        1,297,077,294
                                                                           ---------------       --------------
Distributions to Shareholders:
Dividends from net investment income
Class A - ($0.6125 and $0.3063 per share, respectively)                        (19,020,629)        (10,240,853)
Class B - ($0.3392 and $0.1285 per share, respectively)                        (31,890,024)        (12,953,021)
Distributions from net realized gain on investments sold
Class A - ($0.3143 and $0.3926 per share, respectively)                         (8,142,308)        (13,035,642)
Class B - ($0.3143 and $0.3926 per share, respectively)                        (24,538,932)        (39,463,958)
                                                                           ---------------      --------------
Total Distributions to Shareholders                                            (83,591,893)        (75,693,474)
                                                                           ---------------      --------------
From Fund Share Transactions -- Net:*                                        1,366,590,293          80,290,071
                                                                           ---------------      --------------
Net Assets:
Beginning of period                                                          3,269,356,654       6,444,591,766
                                                                           ---------------      --------------
End of period (including undistributed net investment income
of $4,943,179 and $7,958,894, respectively)                                 $6,444,591,766      $7,746,265,657
                                                                           ===============     ===============

* Analysis of Fund Share Transactions:

                                                                                       SIX MONTHS ENDED
                                                      YEAR ENDED                        APRIL 30, 1998
                                                   OCTOBER 31, 1997                      (UNAUDITED)
                                            -------------------------------    -------------------------------
                                               SHARES            AMOUNT           SHARES             AMOUNT
                                            ------------    ---------------    ------------      -------------
CLASS A
Shares sold                                   38,788,657     $1,491,103,323       6,208,548       $329,885,126
Shares issued to shareholders
in reinvestment of distributions                 559,414         22,095,071         350,742         19,080,396
                                            ------------    ---------------    ------------      -------------
                                              39,348,071      1,513,198,394       6,559,290        348,965,522
Less shares repurchased                      (31,907,187)    (1,238,344,932)     (6,036,326)      (323,529,514)
                                            ------------    ---------------    ------------      -------------
Net increase                                   7,440,884       $274,853,462         522,964        $25,436,008
                                            ============    ===============    ============      =============
CLASS B
Shares sold                                   40,654,404     $1,573,447,820       6,813,669       $363,390,998
Shares issued to shareholders
in reinvestment of distributions                 929,268         35,725,726         627,771         33,784,533
                                            ------------    ---------------    ------------      -------------
                                              41,583,672      1,609,173,546       7,441,440        397,175,531
Less shares repurchased                      (12,781,798)      (517,436,715)     (6,432,427)      (342,321,468)
                                            ------------    ---------------    ------------      -------------
Net increase                                  28,801,874     $1,091,736,831       1,009,013        $54,854,063
                                            ============    ===============    ============      =============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.




Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

                                                                 YEAR ENDED OCTOBER 31,                       SIX MONTHS ENDED
                                        ---------------------------------------------------------------------   APRIL 30, 1998
                                           1993           1994           1995           1996          1997       (UNAUDITED)
                                        ---------      ---------      ---------      ---------      ---------  --------------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period       $17.47         $21.62         $21.52         $27.14         $33.99        $48.73
                                        ---------      ---------      ---------      ---------      ---------     ---------
Net Investment Income(1)                     0.26           0.39           0.52           0.63           0.64          0.33
Net Realized and Unrealized
Gain on Investments                          5.84           0.91           5.92           7.04          15.02          9.55
                                        ---------      ---------      ---------      ---------      ---------     ---------
Total from Investment Operations             6.10           1.30           6.44           7.67          15.66          9.88
                                        ---------      ---------      ---------      ---------      ---------     ---------

Less Distributions:
Dividends from Net Investment Income        (0.26)         (0.34)         (0.48)         (0.60)         (0.61)        (0.31)
Distributions from Net Realized
Gain on Investments Sold                    (1.69)         (1.06)         (0.34)         (0.22)         (0.31)        (0.39)
                                        ---------      ---------      ---------      ---------      ---------     ---------
Total Distributions                         (1.95)         (1.40)         (0.82)         (0.82)         (0.92)        (0.70)
                                        ---------      ---------      ---------      ---------      ---------     ---------
Net Asset Value, End of Period             $21.62         $21.52         $27.14         $33.99         $48.73        $57.91
                                        =========      =========      =========      =========      =========     =========
Total Investment Return at
Net Asset Value(2)                         37.45%          6.44%         31.00%         28.78%         46.79%        20.37%(3)
Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                            $94,158       $216,978       $486,631       $860,843     $1,596,836    $1,927,955
Ratio of Expenses to
Average Net Assets                          1.35%          1.34%          1.39%          1.36%          1.30%         1.25%(4)
Ratio of Net Investment Income to
Average Net Assets                          1.29%          1.78%          2.23%          2.13%          1.55%         1.23%(4)
Portfolio Turnover Rate                       35%            13%            14%             8%             5%            6%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains, dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.





Financial Highlights (continued)
------------------------------------------------------------------------------------------------------------------------------

                                                                 YEAR ENDED OCTOBER 31,                       SIX MONTHS ENDED
                                        ---------------------------------------------------------------------  APRIL 30, 1998
                                          1993           1994           1995           1996           1997       (UNAUDITED)
                                        ---------      ---------      ---------      ---------      ---------  --------------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period       $17.44         $21.56         $21.43         $27.02         $33.83        $48.48
                                        ---------      ---------      ---------      ---------      ---------     ---------
Net Investment Income(1)                     0.15           0.23           0.36           0.42           0.35          0.15
Net Realized and Unrealized
Gain on Investments                          5.83           0.91           5.89           7.01          14.95          9.49
                                        ---------      ---------      ---------      ---------      ---------     ---------
Total from Investment Operations             5.98           1.14           6.25           7.43          15.30          9.64
                                        ---------      ---------      ---------      ---------      ---------     ---------
Less Distributions:
Dividends from Net Investment Income        (0.17)         (0.21)         (0.32)         (0.40)         (0.34)        (0.13)
Distributions from Net
Realized Gain on Investments Sold           (1.69)         (1.06)         (0.34)         (0.22)         (0.31)        (0.39)
                                        ---------      ---------      ---------      ---------      ---------     ---------
Total Distributions                         (1.86)         (1.27)         (0.66)         (0.62)         (0.65)        (0.52)
                                        ---------      ---------      ---------      ---------      ---------     ---------
Net Asset Value, End of Period             $21.56         $21.43         $27.02         $33.83         $48.48        $57.60
                                        =========      =========      =========      =========      =========     =========
Total Investment Return
at Net Asset Value(2)                      36.71%          5.69%         30.11%         27.89%         45.78%        19.96%(3)
Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                           $171,808       $522,207     $1,236,447     $2,408,514     $4,847,755    $5,818,310
Ratio of Expenses to
Average Net Assets                          1.88%          2.06%          2.09%         2.07%          2.00%         1.91%(4)
Ratio of Net Investment Income to
Average Net Assets                          0.76%          1.07%          1.53%         1.42%          0.84%         0.57%(4)
Portfolio Turnover Rate                       35%            13%            14%            8%             5%            6%

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) Not annualized.
(4) Annualized.

See notes to financial statements.




Schedule of Investments
April 30, 1998 (Unaudited)
----------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Regional Bank Fund on April 30, 1998. It's divided into four main categories: common stocks, warrants and other; preferred stocks; bonds; and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                      MARKET
ISSUER, DESCRIPTION, STATE                                  NUMBER OF SHARES           VALUE
--------------------------                                  ----------------           -----

COMMON STOCKS, WARRANTS AND OTHER
Money Center Banks (3.05%)
Bankers Trust New York Corp. (NY)                                  459,695            $59,358,117
Chase Manhattan Corp. (NY)                                       1,000,155            138,583,977
Morgan (J.P.) & Co., Inc. (NY)                                     291,000             38,193,750
                                                                                -----------------
                                                                                      236,135,844
                                                                                -----------------

Superregional Banks (20.02%)
Banc One Corp. (OH)                                              1,531,004             90,042,173
BankAmerica Corp. (CA)                                           1,435,374            122,006,790
BankBoston Corp. (MA)                                            1,348,250            145,526,734
Bank of New York Co., Inc. (NY)                                  2,089,449            123,408,082
First Chicago NBD Corp. (IL)                                     1,228,213            114,070,282
First Union Corp. (NC)                                           4,918,244            296,938,982
Fleet Financial Group, Inc. (MA)                                   911,148             78,700,409
KeyCorp. (OH)                                                    1,406,010             55,801,022
Mellon Bank Corp. (PA)                                             598,902             43,120,944
NationsBank Corp. (NC)                                           2,927,613            221,766,685
Norwest Corp. (MN)                                               2,457,432             97,529,333
PNC Bank Corp. (PA)                                              1,912,400            115,580,675
Wachovia Corp. (NC)                                                545,225             46,310,048
                                                                                -----------------
                                                                                    1,550,802,159
                                                                                -----------------

Banks - United States (45.14%)
ABC Bancorp. (GA)                                                  173,000              3,005,875
AMCORE Financial, Inc. (IL)                                         17,610                455,659
American Bancorp. (WV)                                             148,000              3,829,500
American Bancshares, Inc.* (FL)                                     77,000              1,001,000
AmSouth Bancorp. (AL)                                              703,439             43,877,008
ANB Corp. (IN)                                                     137,500              3,918,750
Associated Banc-Corp. (WI)                                         443,445             23,280,863
Atlantic Bank & Trust Co.* (MA)                                     84,500              1,943,500
BancFirst Corp. (OK)                                               345,600             15,552,000
BancFirst Ohio Corp. (OH)                                           75,000              3,881,250
 BancorpSouth, Inc. (MS)                                            165,000              7,352,812
Banknorth Group, Inc. (VT)                                         810,000             29,362,500
BB&T Corp. (NC)                                                  1,881,892            126,557,237
Brenton Banks, Inc. (IA)                                           385,372              8,381,841
Bryn Mawr Bank Corp. (PA)                                           90,200              4,549,462
BT Financial Corp. (PA)                                            103,863              6,024,054
California State Bank (CA)                                         150,600              7,793,550
Carnegie  Bancorp. (NJ)                                             85,659              3,121,200
CB Bancshares, Inc. (HI)                                           145,100              5,876,550
CCB Financial Corp. (NC)                                           516,432             56,161,980
Centura Banks, Inc. (NC)                                           470,525             33,877,800
Century South Banks, Inc. (GA)                                      12,500                346,875
Chittenden Corp. (VT)                                              152,750              5,728,125
Citizens Banking Corp. (MI)                                        122,600              4,352,300
City National Corp. (CA)                                           505,800             18,809,437
CNB Bancshares, Inc. (IN)                                          340,668             16,692,732
CoBancorp., Inc. (OH)                                                5,000                221,250
Colonial BancGroup, Inc. (AL)                                      578,800             20,764,450
Comerica, Inc. (MI)                                              1,241,397             83,096,012
Commerce Bancshares, Inc. (MO)                                     735,186             36,024,114
Commercial Bankshares, Inc. (FL)                                   180,547              4,389,549
Community Bank System, Inc. (NY)                                   150,000              5,334,375
Community First Bankshares, Inc. (ND)                              393,875             19,841,453
Compass Bancshares, Inc. (AL)                                    1,623,250             78,727,625
Crestar Financial Corp. (VA)                                     1,691,339            101,163,214
Cullen / Frost Bankers, Inc. (TX)                                  901,200             52,720,200
Deposit Guaranty Corp. (MS)                                        838,400             47,736,400
Evergreen Bancorp., Inc. (NY)                                      292,600              8,558,550
F & M National Corp. (VA)                                          151,150              4,874,587
First American Corp. (TN)                                        2,505,600            123,557,400
First Citizens BancShares, Inc.
(Class A) (NC)                                                      73,344              8,306,208
First Colonial Group, Inc. (PA)                                     30,357              1,109,928
First Commerce Corp. (LA)                                        1,186,387             96,542,242
First Hawaiian, Inc. (HI)                                          857,500             33,656,875
First Merchants Corp. (IN)                                         110,100              4,569,150
First Midwest Bancorp., Inc. (IL)                                   40,000              2,075,000
First Oak Brook Bancshares, Inc.
(Class A) (IL)                                                      18,500                906,500
First Republic Bank* (CA)                                          274,162              9,424,319
First Security Corp. (UT)                                        1,568,000             38,416,000
First Source Corp. (IN)                                            117,626              4,624,172
First State Bancorp. (NM)                                          107,500              2,593,437
First Tennessee National Corp. (TN)                              3,046,800            104,924,175
First Virginia Banks, Inc. (VA)                                    134,249              7,501,163
First Western Bancorp., Inc. (PA)                                  238,750              7,102,812
Firstar Corp. (WI)                                               1,197,400             44,677,987
Firstbank Corp. (MI)                                               104,652              3,558,168
FirstMerit Corp. (OH)                                              115,000              3,263,125
Firstbank of Illinois Co. (IL)                                     267,912             12,256,974
F.N.B.  Corp. (PA)                                                 218,162              8,126,535
FNB Rochester Corp. (NY)                                           225,337              4,563,074
Franklin Bank, NA (MI)                                              77,628              1,271,158
Fulton Financial Corp. (PA)                                        243,727              8,865,570
GBC Bancorp. (CA)                                                   80,000              5,100,000
Grand Premier Financial, Inc. (IL)                                 194,118              3,494,124
Greater Bay Bancorp. (CA)                                           33,959              2,207,335
Hancock Holding Co. (MS)                                           333,700             20,814,538
Harleysville National Corp. (PA)                                    43,575              1,835,597
Hibernia Corp. (Class  A) (LA)                                   1,540,600             31,486,012
HUBCO, Inc. (NJ)                                                   787,865             28,954,039
Huntington Bancshares, Inc. (OH)                                   383,172             13,626,554
Imperial Bancorp. * (CA)                                           338,000              9,907,625
Independent Bank Corp. (MA)                                        974,000             18,749,500
Interchange Financial Services Corp. (NJ)                          323,625              6,755,672
Keystone Financial, Inc. (PA)                                      133,745              5,216,055
LSB Bancshares, Inc. (NC)                                           23,010                483,210
Magna Group, Inc. (MO)                                             659,500             38,992,937
MainStreet BankGroup, Inc. (VA)                                    237,700              7,606,400
Marshall & Ilsley Corp. (WI)                                       581,480             34,016,580
Mercantile Bancorp., Inc. (MO)                                   1,836,762            101,710,696
Mercantile Bankshares Corp. (MD)                                   693,750             26,622,656
Merchants Bancorp., Inc. (IL)                                      141,600              4,902,900
MetroBanCorp. (IN)                                                  78,750                861,328
Michigan Financial Corp. (MI)                                       64,629              2,391,273
Mississippi Valley Bancshares, Inc. (MO)                           233,900              9,494,866
National City Bancshares, Inc. (IN)                                 81,743              3,331,027
National City Corp. (OH)                                         2,715,914            188,077,044
North Fork Bancorp., Inc. (NY)                                   2,960,418            109,905,518
North Valley Bancorp. (CA)                                          84,100              3,027,600
Old Kent Financial Corp. (MI)                                    1,060,154             41,213,487
One Valley Bancorp., Inc. (WV)                                     337,606             13,124,433
Pacific Bank, N.A. (CA)                                             66,923              4,015,380
Pacific Century Financial Corp. (HI)                             1,595,766             39,395,473
Peoples Bank Corp. of Indianapolis (IN)                             71,100              2,648,475
Premier Financial Bancorp., Inc. (KY)                               35,000                778,750
Prime Bancshares, Inc. (TX)                                         47,900              1,281,325
Princeton National Bancorp., Inc. (IL)                              49,500              1,441,687
Provident Bankshares Corp. (MD)                                    656,040             21,321,300
Provident Financial Group, Inc. (OH)                               237,375             12,566,039
Regions Financial Corp. (AL)                                     1,253,000             54,662,125
Republic Bancorp., Inc. (MI)                                       106,360              2,074,020
Republic New York Corp. (NY)                                       639,600             85,546,500
Riggs National Corp. (DC)                                          385,000             11,092,812
Seacoast Banking Corp. (Class A) (FL)                              174,300              6,492,675
SierraWest Bancorp. (CA)                                           137,214              5,094,070
Silicon Valley Bancshares * (CA)                                   175,000             11,418,750
Simmons First National Corp.
(Class A) (AR)                                                     303,500             14,416,250
Southtrust Corp. (AL)                                            1,669,650             71,273,184
Southwest Bancorp., Inc. (OK)                                       98,500              3,102,750
State Financial Services Corp.
(Class A) (WI)                                                     218,664              5,548,599
State Street Corp. (MA)                                            455,000             32,532,500
Sterling Bancshares, Inc. (TX)                                     352,880              6,175,400
Summit Bancorp. (NJ)                                             4,073,725            204,195,466
Surety Capital Corp. * (TX)                                         95,000                510,625
Susquehanna Bancshares, Inc. (PA)                                  713,262             25,499,117
Synovus Financial Corp. (GA)                                       271,200              9,542,850
TCF Financial Corp. (MN)                                         1,483,666             48,311,874
Texas Regional Bancshares, Inc.
(Class A) (TX)                                                     411,500             13,579,500
Trans Financial, Inc. (KY)                                         162,000              8,991,000
TriCo Bancshares (CA)                                              225,550              6,935,663
Trustmark Corp. (MS)                                               286,000              6,595,875
UnionBanCal Corp. (CA)                                             766,800             78,980,400
Union Planters Corp. (TN)                                        1,789,739            110,068,949
U.S. Bancorp (OR)                                                1,401,777            178,025,679
U.S. Trust Corp. (NY)                                               87,500              6,212,500
USBANCORP., Inc. (PA)                                               75,500              6,191,000
UST Corp. (MA)                                                     355,000             10,006,563
Vermont Financial Services Corp. (VT)                              779,672             22,805,406
Wells Fargo & Co. (CA)                                             241,966             89,164,471
Westamerica Bancorp. (CA)                                          820,600             27,079,800
West Coast Bancorp. (OR)                                           160,155              4,184,049
Western Bancorp. (CA)                                              163,626              7,025,691
Whitney Holding Corp. (LA)                                         450,800             27,442,450
Zions Bancorp. (UT)                                                922,196             47,147,271
                                                                                -----------------
                                                                                    3,496,360,880
                                                                                -----------------

Thrifts (15.48%)
Acadiana BancShares, Inc. (LA)                                      25,000                575,000
Afsala Bancorp., Inc. (NY)                                          40,000                755,000
Ahmanson (H.F.) & Co. (CA)                                       1,439,308            109,747,235
 ALBANK Financial Corp. (NY)                                         97,500              5,118,750
Ambanc Holding Co., Inc. (NY)                                      175,000              3,106,250
Andover Bancorp., Inc. (MA)                                         76,500              3,308,625
Astoria Financial Corp. (NY)                                       645,197             37,824,674
Bank Plus Corp.* (CA)                                              635,144              8,931,713
Bank United Corp. (Class A) (TX)                                   281,100             14,546,925
BankUnited Financial Corp.
(Class A) * (FL)                                                   128,760              2,092,350
Bayonne Bancshares, Inc. (NJ)                                       40,000                660,000
Bay View Capital Corp. (CA)                                        747,400             24,383,925
Bedford Bancshares, Inc. (VA)                                       20,000                580,000
BostonFed Bancorp., Inc. (MA)                                      325,700              7,938,937
Calumet Bancorp., Inc.* (IL)                                       207,000              7,555,500
Camco Financial Corp. (OH)                                          21,259                632,455
Cameron Financial Corp. (MO)                                       115,000              2,429,375
Capital Savings Bancorp., Inc. (MO)                                 51,502              1,184,546
Catskill Financial Corp. (NY)                                      210,000              3,727,500
CCF Holding Co. (GA)                                                49,170              1,100,179
Charter Financial, Inc. (IL)                                        77,500              2,693,125
Charter One Financial, Inc. (OH)                                 1,648,885            111,608,904
Coastal  Bancorp., Inc. (TX)                                        70,000              2,520,000
Commercial Federal Corp. (NE)                                    2,013,839             73,001,664
Commonwealth Bancorp., Inc. (PA)                                   241,873              5,714,250
CSB Financial Group, Inc.* (IL)                                     40,000                550,000
Dime  Bancorp.,  Inc. (NY)                                       1,417,500             43,499,531
Dime Community Bancorp., Inc. (NY)                                 295,000              8,333,750
Eagle Bancshares, Inc. (GA)                                        167,500              4,103,750
East Texas Financial Services, Inc. (TX)                            66,000              1,014,750
Elmira Savings Bank (NY)                                            36,697              1,087,149
Falmouth Bancorp., Inc. (MA)                                        55,000              1,175,625
Fed One Bancorp., Inc. (WV)                                         15,000                575,625
Fidelity Financial of Ohio, Inc. (OH)                               55,000              1,010,625
Financial Bancorp., Inc. (NY)                                       45,000              1,192,500
First Bell Bancorp., Inc. (PA)                                     120,000              2,505,000
First Colorado Bancorp., Inc. (CO)                                 645,000             18,866,250
First Defiance Financial Corp. (OH)                                270,700              4,060,500
FirstFederal Financial Services Corp. (OH)                          30,157              1,245,861
First Federal Bancorp. * (MN)                                       84,000              1,648,500
First Federal Bancshares of Arkansas,
Inc. (AR)                                                           67,000              1,901,125
First Federal Capital Corp. (WI)                                   159,917              5,677,054
First Financial Holdings, Inc. (SC)                                172,000              4,128,000
First Independence Corp. (KS)                                       46,500                668,438
First Indiana Corp. (IN)                                            68,097              1,710,937
First Keystone Financial, Inc. (PA)                                 36,000                742,500
First Mutual Bancorp., Inc. (IL)                                   233,000              4,368,750
First Savings Bank of Washington
Bancorp., Inc. (WA)                                                110,000              2,921,875
First Source Bancorp Inc. (NJ)                                      10,000                106,250
First Southern Bancshares (AL)                                      35,000                612,500
Flagstar Bancorp., Inc. (MI)                                       295,000              8,278,437
Flushing Financial Corp. (NY)                                       90,000              2,396,250
FMS Financial Corp. (NJ)                                            24,000              1,176,000
Fort Bend Holding Corp. (TX)                                        78,000              2,125,500
Fort Thomas Financial Corp. (KY)                                    60,000                900,000
Frankfort First Bancorp., Inc. (KY)                                 72,500              1,232,500
GA Financial, Inc. (PA)                                            412,500              8,146,875
Golden State Bancorp., Inc. * (CA)                               1,076,480             41,982,720
Golden West Financial Corp. (CA)                                   100,000             10,531,250
Granite State Bankshares, Inc. (NH)                                126,600              3,639,750
GreenPoint Financial Corp. (NY)                                  3,349,000            132,913,437
Harbor Federal Bancorp., Inc. (MD)                                 115,000              2,875,000
HF Financial Corp. (SD)                                            150,000              5,259,375
Highland Bancorp., Inc. (CA)                                        90,500              3,710,500
HMN Financial, Inc. (MN)                                           110,000              2,942,500
Home Bancorp of Elgin, Inc. (IL)                                    60,000              1,050,000
Home Federal Bancorp. (IN)                                         345,700             10,543,850
IBS Financial Corp. (NJ)                                            18,250                349,031
Industrial Bancorp., Inc. (OH)                                     150,000              3,300,000
InterWest Bancorp., Inc. (WA)                                      131,500              5,843,531
ISB Financial Corp. (LA)                                           350,000              9,975,000
Kankakee Bancorp., Inc. (IL)                                        31,020              1,108,965
Kentucky First Bancorp., Inc. (KY)                                  60,000                903,750
Klamath First Bancorp., Inc. (OR)                                  415,000              8,870,625
Landmark Bancshares, Inc. (KS)                                      65,000              1,779,375
Little Falls Bancorp., Inc. (NJ)                                   120,000              2,550,000
Logansport Financial Corp. (IN)                                    117,500              2,100,312
Long Island Bancorp., Inc. (NY)                                    688,300             45,427,800
MAF Bancorp., Inc. (IL)                                            452,829             18,254,669
Marion Capital Holdings, Inc. (IN)                                  32,500                924,219
MASSBANK Corp. (MA)                                                 76,399              4,049,147
Medford Bancorp., Inc. (MA)                                        102,500              4,484,375
MFB Corp. (IN)                                                      90,000              2,430,000
Mississippi View Holding Co. (MN)                                   70,000              1,382,500
Monterey Bay Bancorp., Inc. (CA)                                    65,000              1,470,625
Mystic Financial, Inc. (MA)                                         60,000              1,020,000
New Hampshire Thrift Bancshares,
Inc. (NH)                                                           40,000                825,000
North Central Bancshares, Inc. (IA)                                115,000              2,774,375
Northeast Indiana Bancorp., Inc. (IN)                               53,000              1,139,500
NS & L Bancorp. (MO)                                                35,000                630,000
Ocean Financial Corp. (NJ)                                          50,000              1,975,000
Pamrapo Bancorp., Inc. (NJ)                                        120,000              3,360,000
Park Bancorp., Inc. * (IL)                                          25,000                487,500
Patriot Bank Corp. (PA)                                            158,000              2,804,500
Peekskill Financial Corp. (NY)                                     127,000              2,206,625
PennFirst Bancorp., Inc. (PA)                                      156,299              3,282,279
Peoples Heritage Financial
Group, Inc. (ME)                                                 1,008,044             48,638,123
Permanent Bancorp., Inc. (IN)                                      110,000              1,897,500
PFF Bancorp., Inc. * (CA)                                          280,000              5,670,000
Piedmont Bancorp., Inc. (NC)                                        20,000                210,000
Pittsburgh Home Financial Corp. (PA)                                90,000              1,620,000
Prestige Bancorp., Inc. (PA)                                        82,000              2,060,250
Progress Financial Corp. (PA)                                       34,125                716,625
QCF Bancorp., Inc. * (MN)                                           70,000              2,152,500
Quaker City Bancorp., Inc. * (CA)                                   93,750              2,121,094
RedFed Bancorp., Inc. (CA)                                          20,000                403,750
Richmond County Financial Corp. (NY)                                20,000                392,500
River Bank America  * (NY)                                         145,000                806,563
River Valley Bancorp. (IN)                                          15,000                294,375
St. Paul Bancorp., Inc. (IL)                                       323,625              8,090,625
SFS Bancorp., Inc. (NY)                                             74,000              1,887,000
SIS Bancorp., Inc. (MA)                                            118,000              5,044,500
Sistersville Bancorp., Inc. (WV)                                    10,000                155,000
Skaneateles Bancorp., Inc. (NY)                                     69,150              1,287,919
Sobieski Bancorp., Inc. (IN)                                        40,000                775,000
South Street Financial Corp. (NC)                                   55,000                577,500
Southern Banc Co., Inc. (AL)                                        55,500                922,688
Southern Financial Bancorp., Inc. (VA)                              64,098              1,762,695
Southern Missouri Bancorp., Inc. (MO)                               51,300              1,077,300
Southwest Bancshares, Inc. (IL)                                     20,500                666,250
Sovereign Bancorp., Inc. (PA)                                      854,558             16,129,782
Staten Island Bancorp., Inc. (NY)                                   25,000                568,750
Statewide Financial Corp. (NJ)                                     205,000              5,470,938
Sterling Financial Corp. * (WA)                                    261,877              6,874,271
Tappan Zee Financial, Inc. (NY)                                     87,500              1,793,750
Teche Holding Co. (LA)                                              81,000              1,701,000
TeleBanc Financial Corp. * (VA)                                    100,000              2,025,000
Texarkana First Financial Corp. (AR)                               124,800              3,517,800
TF Financial Corp. (PA)                                             50,000              1,375,000
TR Financial Corp. (NY)                                             60,000              2,156,250
Washington Bancorp. (IA)                                            25,000                465,625
Washington Federal, Inc. (WA)                                    1,139,968             32,061,600
Washington Mutual, Inc. (WA)                                     1,334,958             93,530,495
Webster Financial Corp. (CT)                                       206,800              7,005,350
WesterFed Financial Corp. (MT)                                     287,426              7,544,933
WSFS Financial Corp. (DE)                                          249,400              5,330,925
York Financial Corp. (PA)                                           68,750              1,692,969
                                                                                -----------------
                                                                                    1,199,330,569
                                                                                -----------------

Other - Financial (4.11%)
Apartment Investment & Management Co.
(Class A)                                                          155,000              5,793,125
Associates First Capital Corp. (Class A)                           232,000             17,342,000
Capital One Financial Corp.                                        613,100             58,895,919
CB Commercial Real Estate Services
Group, Inc. *                                                      150,000              5,503,125
Dain Rauscher Corp.                                                 47,200              2,840,850
Delta Financial Corp.*                                              62,200              1,096,275
Donaldson, Lufkin & Jenrette, Inc.                                  40,000              3,792,500
Edwards (A.G.), Inc.                                               186,750              8,403,750
Equity Office Properties Trust                                     284,260              8,083,644
Enhance Financial Services Group, Inc.                             115,000              7,891,875
EVEREN Capital Corp.                                                40,000              2,127,500
Fannie Mae                                                         587,425             35,172,072
Financial Security Assurance
Holdings Ltd.                                                       85,000              5,089,375
Highwood Properties, Inc.                                          110,000              3,740,000
Innkeepers USA Trust                                                40,000                605,000
Interstate/Johnson Lane, Inc.                                       35,300              1,109,744
Investors Financial Services Corp.                                  70,000              3,771,250
ITLA Capital Corp.*                                                245,600              5,618,100
Legg Mason, Inc.                                                    57,600              3,398,400
Lehman Brothers Holdings, Inc.                                     132,500              9,415,781
Mack-Cali Realty Corp.                                             132,000              4,958,250
MBIA, Inc.                                                          17,531              1,308,251
McDonald & Co., Investments                                        141,400              4,065,250
Morgan Keegan, Inc.                                                 95,700              2,195,119
Nationwide Financial Services, Inc.
(Class A)                                                           43,000              1,865,125
Penncorp Financial Group, Inc.                                     121,000              3,146,000
Prentiss Properties Trust                                          249,500              6,331,062
Prime Retail, Inc.                                                 390,431              5,539,240
Raymond James Financial, Inc.                                      172,575              5,619,473
Sirrom Capital Corp.                                               377,200             11,268,850
SLM Holding Corp.                                                  879,500             37,543,656
Temple-Inland, Inc.                                                 71,206              4,597,237
Travelers Group, Inc.                                              356,460             21,810,896
Travelers Property Casualty Corp.
(Class A)                                                          243,000             10,206,000
Trenwick Group, Inc.                                               209,500              8,065,750
                                                                                -----------------
                                                                                      318,210,444
                                                                                -----------------

Banks - Foreign (0.84%)
Allied Irish Banks PLC, American
Depositary Receipt (ADR) (Ireland)                                  72,000              5,976,000
Popular, Inc. (Puerto Rico)                                        702,000             49,315,500
Royal Bank of Canada (Canada)                                      125,000              7,476,563
Toronto Dominion Bank (Canada)                                      55,000              2,512,813
                                                                                -----------------
                                                                                       65,280,876
                                                                                -----------------

WARRANTS (0.11%)
Golden State Bancorp, Inc.* (CA)                                   310,000              8,428,125
                                                                                -----------------

OTHER (0.00%)
California Federal Bank, Inc. * (CA)
Contingent Litigation Participation Int.                            10,833                230,201
                                                                                -----------------
                                      TOTAL COMMON STOCKS,
                                       WARRANTS AND OTHER
                                     (Cost $3,090,267,776)        (88.75%)          6,874,779,098
                                                               ----------       -----------------

PREFERRED STOCKS
California Federal Bank, Ser B,
10.625% (CA)                                                       13,333               1,452,046
California Federal Bank, 11.50% (CA)                               30,000               3,420,000
Chevy Chase Pref. Capital Corp. Ser A,
10.375% (MD)                                                       18,000                 985,500
Chevy Chase Savings, 13.00% (MD)                                   50,000               1,550,000
Community Bank, Ser B, 13.00% (CA)                                 40,000               1,110,000
CRIIMI MAE, Inc. Ser B, 10.875% (MD)                               15,000                 532,500
First Preferred Capital I, 9.25% (MO)                             100,000               2,675,000
First Source Capital Trust I, 9.00% (IN)                           40,000               1,080,000
First Source Capital Trust II,
7.70% ** (IN)                                                      40,000               1,025,000
First Washington Realty Trust, Ser A,
9.75% (MD)                                                        113,498               3,802,183
Golden State Bancorp, Inc. Ser A,
8.75% (CA)                                                         88,000               8,294,000
IFC Capital Trust I, 9.25% (IN)                                   160,000               4,340,000
Riggs National Corp., Ser B,
10.75% (DC)                                                        64,300               1,768,250
Southwest Bancorp., Inc. Ser A,
9.20% (OK)                                                         20,000                 515,000
Sterling Bancshares Capital Trust I,
9.28% (TX)                                                         60,000               1,605,000
                                                                                -----------------
                                    TOTAL PREFERRED STOCKS
                                        (Cost $25,352,181)         (0.44%)             34,154,479
                                                               ----------       -----------------



                                                  INTEREST       PAR  VALUE             MARKET
ISSUER, DESCRIPTION                                 RATE       (000s OMITTED)            VALUE
--------------------                             ----------    --------------          ----------
BONDS
BFC Capital Trust I,
Capital Securities Ser A
01-15-27                                           9.650%         $1,000               $1,097,500
BankUnited Capital Trust,
Pref Sec. Ser A 12-31-26                           10.250          2,000                2,140,000
Hydro Quebec,
Deb 10-28-98                                        9.300          1,000                1,016,429
IBM Credit Corp.,
Note 08-17-98                                       5.820          1,000                  999,880
Imperial Capital Trust I,
Capital Securities 12-31-26                         9.980          1,500                1,721,250
Susquehanna Bancshares, Inc.,
Conv Sub Deb 02-01-05                               9.000          2,000                2,236,220
                                                                                -----------------
                                              TOTAL BONDS
                                         (Cost $8,486,199)         (0.12%)              9,211,279
                                                               ----------       -----------------

Joint Repurchase Agreement (6.71%)
Investment in a joint repurchase
agreement transaction with
Toronto Dominion Securities
USA, Inc. - Dated 04-30-98,
due 05-01-98 (Secured by
U.S. Treasury Bills, 4.86%
and 5.27%, due 06-18-98
and 12-10-98, U.S. Treasury
Bonds, 6.00% thru 13.25%,
due 05-15-14 thru 02-15-27
and U.S. Treasury Notes,
4.75% thru 9.25%, due
07-31-98 thru 05-15-06)
- Note A                                            5.500         519,610             519,610,000
                                                                                -----------------
Short-Term Notes (4.26%)
Associates Corp. of North America,
due 07-01-98                                        5.950           5,000               5,000,850
Associates Corp. of North America,
due 12-22-98                                        8.350           1,000               1,014,490
Beneficial Corp.,
due 11-17-98                                        8.090           8,000               8,086,640
Beneficial Corp.,
due 11-30-98                                        8.230           1,080               1,093,284
Chrysler Financial Corp.,
due 06-29-98                                        6.250           1,000               1,000,490
Chrysler Financial Corp.,
due 10-15-98                                        5.375           9,050               9,033,348
CIT Group Holdings, Inc.,
due 11-09-98                                        5.875           7,785               7,790,294
CIT Group Holdings, Inc.,
due 05-21-99                                        6.375           5,150               5,173,020
Cooper Industries, Inc.,
due 11-16-98                                        7.890           2,000               2,019,520
E.I. DuPont de Nemours and Co.,
due 06-25-98                                        8.500           3,300               3,320,516
Federal Home Loan Bank,
due 06-12-98                                        5.615          20,000              20,000,000
Federal Home Loan Bank,
due 06-30-98                                        5.650          40,000              39,993,600
Federal Home Loan Bank,
due 07-08-98                                        5.750          13,000              13,002,080
Federal Home Loan Bank,
due 07-10-98                                        6.190           4,000               4,006,240
Federal Home Loan Bank,
due 07-30-98                                        5.735           8,200               8,201,279
Federal Home Loan Bank,
due 09-18-98                                        5.800             530                 530,912
Federal Home Loan Bank,
due 03-02-99                                        5.610          23,700              23,688,861
Federal Home Loan Bank,
due 05-18-99 +                                      5.830          20,000              19,984,710
Federal National Mortgage
Association, due 05-11-98                           8.150          30,375              30,490,327
Federal National Mortgage
Association, due 05-28-98                           5.400          30,808              30,807,137
Federal National Mortgage
Association, due 12-10-98                           5.300             550                 549,054
Ford Motor Credit Co.,
due 05-08-98                                        9.050           1,000               1,020,050
Ford Motor Credit Co.,
due 06-10-98                                        9.700           3,000               3,054,990
General Electric Capital Corp.,
due 01-26-99                                        8.100           3,000               3,045,990
General Motors Acceptance Corp.,
due 05-18-98                                        7.500           2,000               2,020,120
General Motors Acceptance Corp.,
due 06-04-98                                        6.500           1,055               1,058,165
General Motors Acceptance Corp.,
due 06-10-98                                        6.300           1,500               1,500,795
General Motors Acceptance Corp.,
due 07-08-98                                        6.250           1,723               1,724,206
Household International, Inc.,
due 10-15-98                                        5.250           5,766               5,753,545
Hydro Quebec,
due 01-25-99                                        7.670           7,900               7,989,112
International Lease Finance Corp.,
due 07-01-98                                        5.980           1,000               1,000,110
International Lease Finance Corp.,
due 11-02-98                                        7.740           1,000               1,008,090
International Lease Finance Corp.,
due 12-01-98                                        8.290           1,000               1,012,520
John Deere Capital Corp.,
due 02-01-99                                        6.000           4,000               4,002,160
John Deere Capital Corp.,
due 04-19-99                                        6.680           1,000               1,005,020
Norwest Corp.,
due 10-13-98                                        6.000           2,000               2,003,460
Philip Morris Cos., Inc.,
due 05-15-98                                        9.000           1,000               1,017,150
Sears Roebuck Acceptance Corp.,
due 11-01-98                                        8.450           2,500               2,530,125
Sears Roebuck Acceptance Corp.,
due 12-07-98                                        5.820           3,440               3,435,769
Societe Generale N.A., Inc.,
due 12-17-98                                        5.850           1,000               1,000,366
Societe Generale N.A., Inc.,
due 04-16-99                                        5.760          50,000              49,960,000
                                                                                -----------------

                                   TOTAL SHORT-TERM NOTES
                                      (Cost $330,146,191)          (4.26%)            329,928,395
                                                               ----------       -----------------

Corporate Savings Account (0.02%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.95%                                                                      1,529,728
                                                                                -----------------
                             TOTAL SHORT-TERM INVESTMENTS         (10.99%)            851,068,123
                                                               ----------       -----------------
                                        TOTAL INVESTMENTS        (100.30%)          7,769,212,979
                                                               ----------       -----------------
                        OTHER ASSETS AND LIABILITIES, NET          (0.30%)            (22,947,322)
                                                               ----------       -----------------
                                         TOTAL NET ASSETS        (100.00%)         $7,746,265,657
                                                               ==========       =================

NOTES TO SCHEDULE OF INVESTMENTS

 *Non-income producing security.

**Variable rate as of April 30, 1998.

 +This security, having a value of $19,984,710 or 0.26% of the Fund's net assets, has been purchased as a forward commitment. The Fund has agreed on the trade date to take delivery of and make payment on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of the security are fixed at the trade date. The Fund does not earn any interest on this security until its settlement date. The Fund has instructed its Custodian Bank to segregate assets with the current value at least equal to the amount of its forward commitment. Accordingly, $20,000,000 of the value of the Fund's investment in Toronto Dominion
  Securities USA, Inc., 5.50% due 05-01-98, has been segregated to cover the forward commitment.

See Note A of the Notes to Financial Statements for valuation policy.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.


NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Investment Trust II (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of two series portfolios: John Hancock Regional Bank Fund (the "Fund") and John Hancock Financial Industries Fund. The other series of the Trust is reported in separate financial statements. The investment objective of the Fund is to achieve long-term capital appreciation by investing primarily in the stocks of regional banks and financial lending institutions. The Board of Trustees voted to temporarily suspend accepting new investors in the Fund at the close of business on March 12, 1997.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt instruments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating funds. The Fund had no borrowing activity for the period ended April 30, 1998.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value and
(b) 0.75% of the Fund's average daily net asset value in excess of $500,000,000.

John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser, acts as a Distributor for shares of the Fund. For the period ended April 30, 1998, JH Funds received net sales of $3,042,439 with regard to sales of Class A shares. Out of this amount, $480,578 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $2,287,222 was paid as sales commissions to unrelated broker-dealers, and $274,639 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended April 30, 1998, the contingent deferred sales charges received by JH Funds amounted to $4,574,473.

In addition, to reimburse JH Funds for the services it provides as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr. , Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and officers of the Adviser, and its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At April 30, 1998, the Fund's investments to cover the defined compensation liability had unrealized appreciation of $6,122.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other then obligations of the U.S. government and its agencies and short-term securities, during the period ended April 30, 1998, aggregated $367,621,446 and $538,698,024, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended April 30, 1998.

The cost of investments owned at April 30, 1998 (including the short-term investments) for federal income tax purposes was $3,974,246,179. Gross unrealized appreciation and depreciation of investments aggregated $3,796,529,158 and $3,092,086, respectively, resulting in net unrealized appreciation of $3,793,437,072.


NOTE D --
TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the period ended April 30, 1998 is set forth below.


                                               Acquisitions        Dispositions
                                  Beginning  -------------------------------------     Ending
                                    Share     Share               Share                Share       Realized    Dividend     Ending
Affiliate                           Amount    Amount    Cost      Amount      Cost     Amount     Gain (Loss)   Income       Value
------------------------------------------------------------------------------------------------------------------------------------
BancFirst Corp. (OK)               345,600       --        $--       --       $--     345,600          $--     $82,994   $15,552,000
Banknorth Group, Inc. (VT)         416,500       --         --   16,500    470,750    810,000(1)   353,160     254,065    29,362,500
Bay View Capital Corp. (CA)        757,400       --         --   10,000    242,650    747,400(13)   74,214     150,480            --
BostonFed Bancorp., Inc. (MA)      325,700       --         --       --         --    325,700           --      78,168     7,938,938
CCF Holding Co. (GA)                44,700       --         --       --         --     49,170(2)        --      21,277     1,100,179
California Community
Bancshares (CA)                     60,020       --         --       --         --         --(3)        --          --            --
Calumet Bancorp, Inc. (IL)         138,000       --         --       --         --    207,000(4)        --          --     7,555,500
Commercial Bankshares, Inc. (FL)   171,950       --         --       --         --    180,547(5)        --      34,304     4,389,549
Commercial Federal Corp. (NE)    1,297,200   55,000  1,877,245       --         --  2,013,839(6)        --     217,780    73,001,664
Community Bank, Ser B,
13.00% (CA)                         40,000      --          --       --         --     40,000           --      65,000     1,110,000
Elmira Savings Bank (NY)            34,950      --          --       --         --     36,697(5)        --      11,464     1,087,149
First Federal Bancorp. (MN)         56,000      --          --       --         --     84,000(7)        --          --     1,648,500
First Independence Corp. (KS)       71,000      --          --   24,500    145,469     46,500(13)  215,894       7,925            --
First Mutual Bancorp., Inc. (IL)   238,000      --          --    5,000     78,750    233,000       48,746      37,280     4,368,750
First Source Capital Trust II,
7.24% (IN)                          40,000      --          --       --         --     40,000           --      37,348     1,025,000
FNB Rochester Corp. (NY)           225,337      --          --       --         --    225,337           --      40,561     4,563,074
GA Financial, Inc. (PA)            420,000      --          --    7,500     86,275    412,500       53,820      99,900     8,146,875
Harbor Federal
Bancorp., Inc. (MD)                115,000      --          --       --         --    115,000           --      28,750     2,875,000
HF Financial Corp. (SD)            150,000      --          --       --         --    150,000           --      31,500     5,259,375
Home Federal Bancorp. (IN)         223,800  20,000     625,000   10,000    203,333    345,700(8)   106,656      62,944    10,543,850
IFC Capital Trust I, 9.25% (IN)    160,000      --          --       --         --    160,000           --     184,996     4,340,000
Independent Bank Corp. (MA)        974,000      --          --       --         --    974,000           --     185,060    18,749,500
Interchange Financial
Services Corp. (NJ)                210,750   5,000     117,850       --         --    323,625(9)        --      61,489     6,755,672
ISB Financial Corp. (LA)           350,000      --          --       --         --    350,000           --      92,750     9,975,000
Landmark Bancshares, Inc. (KS)     100,000      --          --   35,000    372,500     65,000(13)       --          --            --
Logansport Financial Corp. (IN)    117,500      --          --       --         --    117,500           --      23,500     2,100,313
MFB Corp. (IN)                      90,000      --          --       --         --     90,000           --       7,650     2,430,000
Mississippi View Holding Co. (MN)   70,000      --          --       --         --     70,000           --       5,600     1,382,500
Northeast Indiana
Bancorp., Inc. (IN)                 94,500      --          --   41,500    562,438     53,000(13)       --          --            --
NS & L Bancorp. (MO)                35,000      --          --       --         --     35,000           --      13,125       630,000
Prestige Bancorp, Inc. (PA)         82,000      --          --       --         --     82,000           --       6,560     2,060,250
Primary Bank (NH)                  110,250      --          --       --         --         --(10,13)    --          --             -
QCF Bancorp, Inc. (MN)              70,000      --          --       --         --     70,000           --          --     2,152,500
SFS Bancorp., Inc. (NY)             74,000      --          --       --         --     74,000           --      11,840     1,887,000
Simmons First
National Corp. (Class A) (AR)      303,500      --          --       --         --    303,500           --      91,050    14,416,250
Sobieski Bancorp., Inc. (IN)        40,000      --          --       --         --     40,000           --       6,400       775,000
State Financial Services Corp.
(Class A) (WI)                     187,220      --          --    5,000    105,588    218,664(11)   63,157      48,706     5,548,599
Sterling Bancshares
Capital Trust I, 9.28% (TX)         60,000      --          --       --         --     60,000           --      69,600     1,605,000
Tappan Zee Financial, Inc. (NY)     87,500      --          --       --         --     87,500           --      12,250     1,793,750
Texarkana First
Financial Corp. (AR)               124,800      --          --       --         --    124,800           --      34,944     3,517,800
Vectra Banking Corporation (CO)    292,150      --          --       --         --         --(12,13)    --          --            --
Vermont Financial
Services Corp. (VT)                779,672      --          --       --         --    779,672           --     233,902    22,805,406
WesterFed Financial Corp. (MT)     287,426      --          --       --         --    287,426           --      67,545     7,544,933
                                                    ----------          ----------                --------  ----------   -----------
                                                    $2,620,095          $2,267,753                $915,647  $2,418,707  $289,997,376
                                                    ==========          ==========                ========  ==========   ===========

 (1) Reflects two-for-one stock split as of April 7, 1998.
 (2) Shares increased by 10.00% stock dividend.
 (3) Acquired by SierraWest Bancorp effective April 16, 1998.
 (4) Reflects three-for-two stock split as of November 18, 1997.
 (5) Shares increased by 5.00% stock dividend.
 (6) Reflects three-for-two stock split as of December 16, 1997 and additional shares from merger of Mid Continent Bancshares, Inc.
     effective March 2, 1998.
 (7) Reflects three-for-two stock split as of December 19, 1997.
 (8) Reflects three-for-two stock split as of November 25, 1997.
 (9) Reflects three-for-two stock split as of April 20, 1998.
(10) Acquired by Granite State Bankshares effective November 3, 1997.
(11) Reflects six-for-five stock split as of February 11, 1998.
(12) Acquired by Zions Bancorp. effective January 7, 1998.
(13) As of April 30, 1998, no longer an affiliated issuer.




NOTES

John Hancock Funds - Regional Bank Fund

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NOTES

John Hancock Funds - Regional Bank Fund

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NOTES

John Hancock Funds - Regional Bank Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]



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